Exhibit 99.1

Butterfly Network Reports First Quarter 2022 Financial Results

Solid Revenue Growth Driven by Increasing Demand

Momentum in Both Human Healthcare and Veterinary Markets

GUILFORD, Conn., and NEW YORK, May 5, 2022 -- Butterfly Network, Inc. (NYSE: BFLY) (“Butterfly”), a digital health company transforming care with handheld, whole-body ultrasound, today announced financial results for the quarter ended March 31, 2022, and provided a business update.

Recent Highlights

●	Reported total revenue of $15.6 million for the first quarter ended March 31, 2022, representing a 25.2% increase from $12.4 million for the first quarter ended March 31, 2021.

●	Petco Health and Wellness Company and Butterfly announced that they will work together to bring Butterfly iQ+ Vet to more than 200 Petco clinical locations across the United States.

●	A UNC landmark study was published in NEJM Evidence, concluding that nurse midwives performed at the level of trained sonographers using Butterfly. We believe these results present a significant opportunity to expand the use of obstetric ultrasound.

●	Butterfly Network received a $5 million grant from the Bill & Melinda Gates Foundation to improve maternal and fetal health in Sub-Saharan Africa with Butterfly iQ+. As a part of this initiative, 500 probes will be given to mid-level practitioners in Kenya and 500 will be distributed to healthcare workers in South Africa in 2022.

“We have had a solid start to the year with significant progress across all four of our pillars; Health Systems, International, Home-Based Care and Adjacent Markets” said Dr. Todd Fruchterman, Butterfly’s President and Chief Executive Officer. “Our core principles of Easy, Everywhere and Economical are driving growth across these pillars. Illustrating this is UNC’s landmark study that reinforces the usability of Butterfly, the power of AI and Butterfly’s potential to advance the standard of care.” Fruchterman continued, “As more customers use Butterfly, we are seeing increasing recognition in the clinical community about the power of access to ultrasound information at the bedside to transform care. As a team, we are focused on our vision to make Butterfly as ubiquitous as the stethoscope.”

First Quarter 2022 Financial Results

First quarter total revenue increased 25.2% to $15.6 million from $12.4 million in the first quarter of 2021. Product revenue increased 14.8% to $11.0 million from $9.6 million in the first quarter of 2021. Subscription revenue increased 60.1% to $4.6 million from $2.8 million in the first quarter of 2021.

Gross profit for the first quarter of 2022 was $8.3 million, compared to gross profit of $6.4 million in the first quarter of 2021. Adjusted gross profit was $8.8 million for the first quarter of 2022, compared to an adjusted gross profit of $5.9 million in the first quarter of 2021.

Total gross margin for the quarter was 53.6%, compared to 51.6% in the first quarter of 2021. Adjusted gross margin was 56.3%, compared to 47.8% in the first quarter of 2021.

Total operating expenses for the quarter were $57.9 million, compared to $60.2 million in the first quarter of 2021, representing a decrease of 3.8%.

Net loss for the first quarter of 2022 was $44.5 million, compared to a net loss of $0.7 million during the first quarter of 2021. Adjusted EBITDA was a loss of $40.0 million during the first quarter of 2022, compared to a loss of $26.5 million in the first quarter of 2021.

Cash and cash equivalents were $359.9 million as of March 31, 2022.

A reconciliation of Adjusted EBITDA to net loss, Adjusted gross profit to gross profit, and Adjusted gross margin to gross margin for the three months ended March 31, 2022 and 2021, is provided in the financial schedules that are part of this press release. An explanation of these non-GAAP financial measures is also included below under the heading “Non-GAAP Financial Measures.”

Conference Call

A conference call to review the first quarter 2022 financial results and provide a business update is scheduled for May 5, 2022, at 8:30 am Eastern Time. Interested parties may access the conference call by dialing +1 (844) 200-6205 (U.S.) or +1 (929) 526-1599 (Outside U.S.) and referencing Access Code: 704061. Additionally, a link to a live webcast of the call will be available in the Investors section of Butterfly's website.

About Butterfly Network, Inc.

Founded by Dr. Jonathan Rothberg in 2011 and listed on the New York Stock Exchange through a business combination with Longview Acquisition Corp., Butterfly created the world's first handheld, single probe whole-body ultrasound system using semiconductor technology, the Butterfly iQ+. Butterfly's mission is to democratize medical imaging and contribute to the aspiration of global health equity, making high-quality ultrasound affordable, easy-to-use, globally accessible, and intelligently connected, including for the 4.7 billion people around the world lacking access to ultrasound. Through its proprietary Ultrasound-on-Chip™ technology, Butterfly is paving the way for earlier detection and remote management of health conditions around the world. The Butterfly iQ+ can be purchased online today by healthcare practitioners in the United States, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

Butterfly iQ+ is a prescription device intended for trained healthcare professionals only.

Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (“GAAP”), the Company provides additional financial metrics that are not prepared in accordance with GAAP (“non-GAAP”). The non-GAAP financial measures included in this press release are Adjusted EBITDA, Adjusted gross profit and Adjusted gross margin. The Company presents non-GAAP financial measures in order to assist readers of its condensed consolidated financial statements in understanding the core operating results that its management uses to evaluate the business and for financial planning purposes. The Company’s non-GAAP financial measures, Adjusted EBITDA, Adjusted gross profit and Adjusted gross margin, provide an additional tool for investors to use in comparing the Company’s financial performance over multiple periods.

Adjusted EBITDA, Adjusted gross profit and Adjusted gross margin are key performance measures that the Company’s management uses to assess its operating performance. These non-GAAP measures facilitate internal comparisons of the Company’s operating performance on a more consistent basis. The Company uses these performance measures for business planning purposes and forecasting. The Company believes that Adjusted EBITDA, Adjusted gross profit and Adjusted gross margin enhance an investor’s understanding of the Company’s financial performance as they are useful in assessing its operating performance from period-to-period by excluding certain items that the Company believes are not representative of its core business.

Adjusted EBITDA, Adjusted gross profit and Adjusted gross margin may not be comparable to similarly titled measures of other companies because they may not calculate these measures in the same manner. Adjusted EBITDA, Adjusted gross profit and Adjusted gross margin are not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. When evaluating the Company’s performance, you should consider Adjusted EBITDA, Adjusted gross profit and Adjusted gross margin alongside other financial performance measures prepared in accordance with GAAP, including net loss, gross profit, and gross margin.

The non-GAAP financial measures do not replace the presentation of the Company’s GAAP financial results and should only be used as a supplement to, not as a substitute for, the Company’s financial results presented in accordance with GAAP. In this press release, the Company has provided a reconciliation of Adjusted EBITDA to net loss, Adjusted gross profit to gross profit, and Adjusted gross margin to gross margin, the most directly comparable GAAP financial measures. A reconciliation of Adjusted EBITDA, Adjusted gross profit and Adjusted gross margin to corresponding GAAP measures is not available on a forward-looking basis because the Company is unable to predict with reasonable certainty the non-cash component of employee compensation expense, changes in its working capital needs, variances in its supply chain, the impact of earnings or charges resulting from matters the Company considers not to be reflective, on a recurring basis, of its ongoing operations, and other such items without unreasonable effort. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP. Management strongly encourages investors to review the Company’s financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to financial results, future performance, commercialization and plans to deploy the Company’s products and services, development of products and services, and the size and potential growth of current or future markets for its products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of COVID-19 on the Company’s business, including issues relating to Omicron or other variants; the ability to recognize the anticipated benefits of the business combination; the Company’s ability to grow and manage growth profitably; the success, cost and timing of the Company’s product and service development activities; the potential attributes and benefits of the Company’s products and services; the degree to which the Company’s products and services are accepted by healthcare practitioners and patients for their approved uses; the Company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company’s ability to identify, in-license or acquire additional technology; the Company’s ability to maintain its existing license, manufacture, supply and distribution agreements; manufacturing and supply of the Company’s products; the Company’s ability to compete with other companies currently marketing or engaged in the development of products and services that the Company is currently marketing or developing; changes in applicable laws or regulations; the size and growth potential of the markets for the Company’s products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company’s products and services and reimbursement for medical procedures conducted using its products and services; the Company’s estimates regarding expenses, revenue, capital requirements and needs for additional financing; the Company’s financial performance; the Company’s ability to raise financing in the future; and other risks and uncertainties indicated from time to time in the Company’s most recent Annual Report on Form 10-K, as amended, or in subsequent filings that it makes with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions you not to place undue reliance upon any forward-looking statements, which speak only as of the date of this press release. The Company does not undertake or accept any obligation or undertake to release publicly any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.

Contacts:

Investors
Agnes Lee
650.677.9138
alee@butterflynetwork.com

Media
Holly Spring

781.888.8219

hspring@butterflynetwork.com

BUTTERFLY NETWORK, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(In thousands, except share and per share amounts)

(Unaudited)

	Three months ended March 31,
	2022	2021
Revenue:
Product	$11,014	$9,595
Subscription	4,560	2,848
Total revenue	$15,574	$12,443
Cost of revenue:
Product	6,149	5,648
Subscription	1,083	379
Total cost of revenue	$7,232	$6,027
Gross profit	$8,342	$6,416
Operating expenses:
Research and development	$23,623	$15,716
Sales and marketing	15,202	9,808
General and administrative	19,050	34,640
Total operating expenses	57,875	60,164
Loss from operations	$(49,533)	$(53,748)
Interest income	$10	$239
Interest expense	—	(638)
Change in fair value of warrant liabilities	5,163	54,112
Other income (expense), net	(100)	(631)
Loss before provision for income taxes	$(44,460)	$(666)
Provision for income taxes	17	24
Net loss and comprehensive loss	$(44,477)	$(690)
Net loss per common share attributable to Class A and B common stockholders, basic and diluted	$(0.22)	$(0.01)
Weighted-average shares used to compute net loss per share attributable to Class A and B common stockholders, basic and diluted	199,000,258	105,916,706

BUTTERFLY NETWORK, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share amounts)

(Unaudited)

	March 31,	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$359,901	$422,841
Accounts receivable, net	13,071	11,936
Inventories	48,354	36,243
Current portion of vendor advances	29,424	27,500
Prepaid expenses and other current assets	23,556	13,384
Total current assets	$474,306	$511,904
Property and equipment, net	22,767	14,703
Non-current portion of vendor advances	7,452	12,782
Operating lease assets	23,524	24,083
Other non-current assets	7,371	8,493
Total assets	$535,420	$571,965
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,683	$5,798
Deferred revenue, current	13,359	13,071
Accrued purchase commitments, current	5,743	5,329
Accrued expenses and other current liabilities	28,922	25,631
Total current liabilities	$50,707	$49,829
Deferred revenue, non-current	6,272	5,476
Warrant liabilities	21,066	26,229
Accrued purchase commitments, non-current	13,786	14,200
Operating lease liabilities	30,097	27,690
Other non-current liabilities	828	850
Total liabilities	$122,756	$124,274
Commitments and contingencies
Stockholders’ equity:
Class A common stock $.0001 par value; 600,000,000 shares authorized at March 31, 2022 and December 31, 2021; 172,523,557 and 171,613,049 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	17	17
Class B common stock $.0001 par value; 27,000,000 shares authorized at March 31, 2022 and December 31, 2021; 26,426,937 shares issued and outstanding at March 31, 2022 and December 31, 2021	3	3
Additional paid-in capital	884,336	874,886
Accumulated deficit	(471,692)	(427,215)
Total stockholders’ equity	$412,664	$447,691
Total liabilities and stockholders’ equity	$535,420	$571,965

BUTTERFLY NETWORK, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three months ended March 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(44,477)	$(690)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	839	458
Non-cash interest expense on convertible debt	—	389
Stock-based compensation expense	8,730	20,298
Change in fair value of warrant liabilities	(5,163)	(54,112)
Other	40	397
Changes in operating assets and liabilities:
Accounts receivable	(1,179)	585
Inventories	(12,111)	(10,324)
Prepaid expenses and other assets	(5,455)	(6,114)
Vendor advances	3,406	(1,744)
Accounts payable	(3,176)	(11,000)
Deferred revenue	1,084	2,329
Change in operating lease assets and liabilities	622	(306)
Accrued expenses and other liabilities	2,606	(3,593)
Net cash used in operating activities	$(54,234)	$(63,427)

Cash flows from investing activities:
Purchases of marketable securities	—	(691,908)
Sales of marketable securities	—	165,000
Purchases of property and equipment, including capitalized software	(4,506)	(1,289)
Net cash used in investing activities	$(4,506)	$(528,197)

Cash flows from financing activities:
Proceeds from exercise of stock options and warrants	651	6,283
Net proceeds from equity infusion from the Business Combination	—	548,403
Payment of loan payable	—	(4,366)
Other financing activities	(101)	(52)
Net cash provided by financing activities	$550	$550,268
Net (decrease) increase in cash, cash equivalents and restricted cash	$(58,190)	$(41,356)
Cash, cash equivalents and restricted cash, beginning of period	426,841	60,206
Cash, cash equivalents and restricted cash, end of period	$368,651	$18,850

BUTTERFLY NETWORK, INC.

ADJUSTED GROSS PROFIT AND ADJUSTED GROSS MARGIN

(In thousands)

(Unaudited)

	Three months ended March 31,
	2022	2021
Revenue	$15,574	$12,443
Cost of revenue	7,232	6,027
Gross profit	$8,342	$6,416

Gross margin	53.6%	51.6%

Add:
Depreciation and amortization	426	89
Warranty liability policy change	—	(560)
Adjusted gross profit	$8,768	$5,945

Adjusted gross margin	56.3%	47.8%

BUTTERFLY NETWORK, INC.

ADJUSTED EBITDA

(In thousands)

(Unaudited)

	Three months ended March 31,
	2022	2021
Net loss	$(44,477)	$(690)
Interest income	(10)	(239)
Interest expense	—	638
Change in fair value of warrant liabilities	(5,163)	(54,112)
Other expense, net	100	631
Provision for income taxes	17	24
Stock based compensation	8,730	20,298
Depreciation and amortization	839	458
CEO transition costs	—	5,398
Warranty liability policy change	—	(560)
Transaction bonus	—	1,653
Adjusted EBITDA	$(39,964)	$(26,501)